UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 19, 2014

(Date of earliest event reported)

SIRONA DENTAL SYSTEMS, INC

(Exact name of registrant as specified in its charter)

Delaware	000-22673	11-3374812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30-30 47th Avenue, Suite 500 Long Island City, New York	11101
(Address of principal executive offices)	(Zip Code)

(718) 937-5765

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 5.07 of this Current Report on Form 8-K is hereby incorporated by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Stockholders for the fiscal year ended in 2013 (the “Annual Meeting”) of Sirona Dental Systems, Inc. (the “Company”) was held on February 19, 2014.

(b)	The following matter concerning the election of directors of the Company (“Directors”) was voted upon at the Annual Meeting with the accompanying results:

Election of Directors whose term expires at the Annual Meeting of the Stockholders for the fiscal year ending in 2016:

	For	Withheld	Broker Non-Votes
William K. Hood	47,929,648	1,204,926	2,524,474
Thomas Jetter	48,741,081	393,493	2,524,474
Harry M. Jansen Kramer Jr.	48,196,421	938,153	2,524,474
Jeffrey T. Slovin	48,845,890	288,684	2,524,474

The following additional matters were voted upon at the Annual Meeting with the following results:

(1)	The proposal to ratify the appointment of KPMG AG, Wirtschaftsprüfungsgesellschaft, Frankfurt, Germany as the Company’s independent auditors for the fiscal year ending September 30, 2014 was approved by stockholders as follows:

For	Against	Abstentions	Broker Non-Votes
51,194,240	457,539	7,269	0

(2)	The advisory proposal on compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting under “Other Information for the Annual Meeting of Sirona Dental Systems, Inc.’s Stockholders—Compensation of Executive Officers” was approved by stockholders as follows:

For	Against	Abstentions	Broker Non-Votes
48,376,992	738,716	18,866	2,524,474

(3)	The proposal to amend the Company’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors (the “Board”) of the Company was approved by stockholders as follows:

For	Against	Abstentions	Broker Non-Votes
49,099,889	21,527	13,158	2,524,474

As previously disclosed, the Board unanimously approved an amendment to the Amended and Restated Certificate of Incorporation of the Company to declassify the Board, subject to, and effective upon, the approval of the Company’s stockholders at the Annual Meeting. As a result of this proposal being approved, the classification of the Board will be phased out beginning with the Annual Meeting of Stockholders for the fiscal year ended in 2014 (“2014 Annual Meeting”). During the phase-out period, the director nominees for election at the 2014 Annual Meeting will be elected to serve for one-year terms expiring at the Annual Meeting of Stockholders for the fiscal year ended in 2015 (“2015 Annual Meeting”), the director nominees for election at the 2015 Annual Meeting will be elected to serve for one-year terms expiring at the Annual Meeting of Stockholders for the fiscal year ended in 2016 (“2016 Annual Meeting”) and the director nominees for election at the 2016 Annual Meeting will be elected to serve for one-year terms expiring at the Annual Meeting of Stockholders for the fiscal year ended in 2017 (“2017 Annual Meeting”). Beginning with the 2017 Annual Meeting, the Board will no longer be classified, and all director nominees will be elected for one-year terms.

(c)	Inapplicable.

(d)	Inapplicable.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Sirona Dental Systems, Inc., effective as of February 19, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRONA DENTAL SYSTEMS, INC.
(Registrant)

Date: February 24, 2014
	By:	/s/ Jonathan Friedman
Jonathan Friedman
Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Sirona Dental Systems, Inc., effective as of February 19, 2014.